Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
March 10, 2011

Investment Summary
 ▪ Significant long-term organic growth opportunities in Aerospace and Industrial Distribution
 ▪ High margin Aerospace business anchored by market leading position in specialty bearings
 ▪ Military platforms in Aerospace provide recurring revenue stream
 ▪ Industrial Distribution business benefiting from industrial sector momentum and gaining scale via recent acquisitions
 ▪ Investing in new product development, new product applications, acquisitions and technology for long-term growth
 ▪ Strong balance sheet to drive growth and strategic initiatives
 ▪ Experienced management team

Distribution
63%
Aerospace
37%
2010 Sales
▪ Kaman Corporation is a diversified company that conducts
 business in the aerospace and industrial distribution markets
▪ The Company has two segments
 – Industrial Distribution
 • Third largest distributor in the power transmission / motion control market
 • Distributes over four million SKUs to over 50K customers
   via 207 branches
 – Aerospace
 • Manufacturer and subcontractor in the global commercial
 and military aerospace and defense market
 • Diverse customer base of government divisions and blue
 chip customers
▪ Publicly listed on NASDAQ with a market capitalization of
 $843 million as of March 8, 2011
▪ 2010 Sales $1.3 billion; 4,300 Employees
Corporate Overview
(1) Operating profit after depreciation and before interest and corporate charges
Distribution
31%
Aerospace
69%
2010 Segment
Operating Income (1)

	2009	2010	Change
Sales	$ 1,146	$ 1,319	+15.0%
Earnings per share	$ 1.27	$ 1.59(2)	+25.2%
Free cash flow	$ 56.9	$ 15.8(1)	-72.2%
Market capitalization	$ 594.9	$ 756.6	+27.2%
Price per share	$ 23.09	$ 29.07	+25.9%
(In millions except per share amounts)
(1) Includes a $25 million voluntary pension plan contribution
(2) Adjusted - excludes $6.4 million goodwill impairment charge, $2.0 million aerospace contract settlement and $6.6 million look-back interest benefit
Key Metrics

▪ Acquisitions and expansions
 – Industrial Distribution
 • Acquired Minarik Corporation of Glendale, CA, a national
 distributor of motion control and automation products
 • Acquired Allied Bearings Supply Company of Tulsa, OK
 • Acquired the assets of Fawick de Mexico, S.A. de C. V. of Mexico
 City, Mexico
 – Aerospace
 • Acquired Global Aerosystems, LLC, a provider of aerostructure engineering design analysis and FAA certification services to the aerospace industry
 • Opened a new, state of the art manufacturing facility in
 Chihuahua, Mexico
Recent Significant Events

Recent Significant Events
▪ Contract Awards
 – During 2010 awarded purchase orders for JPF fuzes totaling $126 million
 – Awarded a contract with a potential value in excess of $60 million to manufacture cabins for the AH-1Z attack helicopter
 – Awarded a contract from Bombardier to manufacture composite doors for the Learjet 85 business jet
 – Team K-MAX awarded a $45.8 million contract for the evaluation of unmanned aircraft systems for the USMC
▪ Financing
 – Completed new four-year $275 million revolving credit facility
 – Completed $115 million offering of 3.25% convertible senior notes due 2017
 – S&P reaffirmed Kaman’s BBB- investment grade credit rating

AEROSPACE
2010 Sales $487 Million

Aerospace
 OBJECTIVE:
 ▪ $1 billion in sales - “high teens” operating profit margin by 2014
 STRATEGY:
 ▪ GROWTH - Increased capabilities through both internal development and acquisitions to win major OEM and Tier 1 programs
 ▪ BALANCE - Expand commercial content via growth initiatives to achieve a better balance of aerospace revenues
 ▪ PROFITABILITY - Expand engineering capability to provide
 differentiation and improved margins

Aerospace Sales
Business/
Regional
3%
Military
72%
Commercial
25%
Based on 2010 Sales

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Manufacture, sub assembly
and joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Aerospace - Budget Impact on Military Programs
 ▪ Backlog is comprised largely of programs that are unaffected by the proposed budget cuts
 – UH-60 BLACK HAWK Program
 – Joint Programmable Fuze
 – Joint Strike Fighter
 – A-10
 – AH-1Z
 ▪ C-17 has a firm backlog into 2013
 ▪ Canceled programs had minimal overall impact to the company
 – Nuclear ballistic missiles
 – Naval surface ships
 – F-22
 – Future Combat System

Strong Base Business
 ▪ BLACK HAWK
 ▪ Joint Programmable Fuze (JPF)
 ▪ C-17

Growth Programs
 ▪ A-10 re-wing
 ▪ Boeing 787
 ▪ F-35 (Joint Strike Fighter)
 ▪ Airbus A380
 ▪ Bell Helicopter - AH-1Z/Commercial
 ▪ Unmanned K-MAX®
 ▪ Learjet 85

 ▪ Teamed with Lockheed Martin to
 develop an unmanned military
 version of the Kaman K-MAX
 commercial helicopter
 ▪ Lockheed Martin / Kaman team
 awarded a $45.8 million contract
 for the evaluation of unmanned
 aircraft systems by the USMC
Contract Award - Unmanned K-MAX®

New Program - Bell Helicopter AH-1Z
 ▪ Latest version of the AH-1 attack
 helicopter for the USMC
 ▪ Leverages capabilities of the
 Aerospace Group
 – New cabins will be
 manufactured in Jacksonville
 facility
 – Tooling will be designed and
 built by UK tooling division
 ▪ Initial period of performance
 runs through 2015
 ▪ Program value could exceed $60
 million

▪ LJ85 mid-size eight passenger
 business jet
▪ Kaman will manufacture:
 – Passenger door composite
 assembly
 – Stair assembly
 – Over wing emergency exit door
▪ First significant award from
 Bombardier for aerostructures
New Program - Learjet 85

UP
24%
$533 Million
at 12/31/10
$431 Million
at 12/31/09
Backlog

INDUSTRIAL DISTRIBUTION
2010 Sales $832 Million

 ▪ Third largest industrial distribution firm serving $15 billion of the $23 billion power transmission / motion control market.

 ▪ 207 branches and 5 distribution centers
 ▪ Major product categories:
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 ▪ Metrics:
 – $470,000 sales per employee (2010)
 – 2,000 employees (approximately one third outside sales)
 – 4.0 million SKUs
 – 50,000+ customers
Industrial Distribution Overview

Industrial Distribution
OBJECTIVE:
 ▪ $1.5 billion in sales - 7% operating profit margin by 2014
STRATEGY:
 ▪ GROWTH - Broaden product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market
 ▪ PRODUCTIVITY - Execute organizational realignment and implement multi-faceted technology investments
 ▪ PROFITABILITY - Recognize sales and cost synergies from the three acquisitions completed in 2010. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Executing Strategy and Building Network

 ▪ Strong organic growth
 – Q410 up 23.0%, Q310 up 17.1%, Q210 up 17.5%
 – OEM markets extremely strong
 – MRO markets turned positive in Q2
 – Broad based growth across geographies and end markets
 – January and February 2011 daily sales were above comparable fourth quarter 2010 levels
Positive Sector Fundamentals Contributing
to Growth

Industrial Distribution
Organic Sales Per Day vs. Prior Year

 ▪ Strong organic growth
 – Q410 up 23.0%, Q310 up 17.1%, Q210 up 17.5%
 – OEM markets extremely strong
 – MRO markets turned positive in Q2
 – Broad based growth across geographies and end markets
 ▪ Acquisitions accelerating top line and building scale
 – Added geographic coverage, product line expansions, strong franchises
 – Acquisitions added $96.2 million in sales in 2010
 – Minarik and Allied were accretive in 2010
Acquisitions Contributing to Growth

Industrial Distribution
Sales Per Day
2,670
2,744
2,839
2,880
3,481
3,490
3,457
3,454
3,685
3,518
3,636
3,771
3,469
3,718
Organic
Acquisition

Industrial Distribution Opportunities
 ▪ Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share
 ▪ Enhance margins through new higher margin product lines, a focus on pricing management and leverage from higher sales
 ▪ Recognize sales and cost synergies from the three acquisitions completed in 2010
 ▪ Expand geographic footprint through additional acquisitions to enhance Kaman’s position in the competition for national accounts
 ▪ Improve productivity through technology investments to enhance return on sales

Kaman Investment Merits
 ▪ A Leading Market Position in Both Business Segments
 ▪ Two Distinct Markets Balance Overall Company Performance
 ▪ Continued Focus on Profit Optimization, Increasing Cash
 Flows and Strengthening Competitive Position
 ▪ Strong Liquidity and Conservative Financial Profile
 ▪ Disciplined and Focused Acquisition Strategy
 ▪ Experienced Management Team

FINANCIAL SUMMARY
37%
2010 Sales $1.32 Billion

(1)Adjusted - excludes $6.4 million goodwill impairment, $2.0 million aerospace contract settlement and
 $6.6 look-back interest benefit
Financial Highlights - Full Year

(1)Adjusted - excludes $6.4 million goodwill impairment
Financial Highlights - Q4 2010

(In Millions)	As of 12/31/10	As of 12/31/09	As of 12/31/08
Cash and Cash Equivalents	$ 32.2	$ 18.0	$ 8.2
Notes Payable and Long-term Debt	$ 148.4	$ 63.6	94.2
Shareholders’ Equity	$ 362.7	$ 312.9	$ 274.3
Debt as % of Total Capitalization	29.0%	16.9%	25.6%
Capital Expenditures	$ 21.5	$ 13.6	$ 16.0
Depreciation & Amortization	$ 20.5	$ 16.1	$ 12.8
Balance Sheet and Capital Factors

APPENDIX

Industrial Distribution Acquisitions
3 Acquisitions Completed in 2010:
 ▪ Minarik (April 30, 2010)
 – Only national distributor of motion control & automation products
 – 2009 sales: $84 million; Purchase price: $42.5 million
 – Expands geographic coverage in 3 of the top 15 markets where Kaman has not been well represented (e.g. San Jose, Cleveland, Chicago)
 – Diversifies traditional MRO customer base through primary OEM presence
 – Expands product offering; positions Kaman as a leader in motion control &
 automation
 ▪ Allied Bearings Supply (April 5, 2010)
 – Distributor of bearings, power transmission, material handling, and industrial supplies
 – 2009 sales: $22 million; Purchase price: $15 million
 – Expands Kaman’s coverage in Oklahoma, Arkansas and Texas
 – Adds volume in core product lines and provides access to chemical and petro-
 chemical industries and oil and gas industries
 ▪ Fawick de Mexico (February 26, 2010)
 – Mexico City based fluid power distributor with coverage throughout most of Mexico
 – 2009 sales: ~$4 million (USD); Purchase price: ~$5.0 million (USD)

Industrial Distribution
Improving Productivity Illustration
 ▪ Ft. Wayne Processing Center
 ▪ Processes accounts payable and accounts receivable transactions -
 more than 1.4 million documents annually
 ▪ Disburses more than $600 million annually
 ▪ Applies more than $700 million in cash collections annually
 ▪ From 2007 to 2010 utilizing process improvements and new
 technology improved productivity per employee 32% on a 19%
 reduction in headcount

Kamatics Lean Journey
 ▪ Bloomfield Kamatics facility has successfully
 implemented lean manufacturing processes
 ▪ Since introducing lean in 2000 Kamatics has:
 – Doubled sales
 – Increased return on identifiable assets by more than
 5,400 basis points
 – Kept headcount constant
 – Doubled sales per employee
 – Increased on-time deliveries to more than 90% from
 less than 50%
 – Developed industry leading lead-times of 4-8 weeks
 from 12-18 weeks

Aerospace Awards
 ▪ UTC Supplier Gold at Kamatics
 ▪ Top 100 Supplier to Sikorsky
 – Kamatics
 – Aerostructures - Jacksonville
 ▪ Aviation Week - Top Performing Companies
 – 2009 Five-Year Most Improved

Pension Plan Funded Status
▪ During 2010 Kaman took numerous actions to address the
 company’s unfunded pension liability including:
 – Executed comprehensive pension plan redesign
 – Successfully implemented Liability Driven Investment strategy
 – Made $25 million voluntary contribution in December 2010
 • Funded with convertible bond proceeds

Forward Looking Statement
This presentation contains forward-looking information relating to the company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 7) management's success in increasing the volume of profitable work at the Wichita facility; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the
FMU-143 program; 11) continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory;
12) cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K.
facilities; 13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22) other risks and uncertainties set forth in the company's annual, quarterly and current releases, proxy statements and other filings with the U.S. Securities and Exchange Commission. Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com